UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Neuberger Berman Energy Infrastructure and Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

EXPLANATORY NOTE

On August 11, 2023, Neuberger Berman Energy Infrastructure and Income Fund Inc. (the “Fund”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission. The filing inadvertently omitted the proxy card for the Fund. The purpose of this filing is to include the proxy card that is being transmitted to Fund stockholders along with the Proxy Statement. No changes have been made to the Proxy Statement.

NEUBERGER BERMAN ENERGY INFRASTRUCTURE AND INCOME FUND INC.
(“NML” OR THE “FUND”)

PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2023
The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Annual Meeting of Stockholders of the Fund to be held on Thursday, September 14, 2023, at 12:30 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104.  Stockholders will vote upon the Proposals described in the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free 1-866-530-8623.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Annual Meeting of Stockholders to Be Held on September 14, 2023.  The proxy statement for this meeting is available at: vote.proxyonline.com/nb/docs/cefs2023.pdf

Neuberger Berman Energy Infrastructure and Income Fund Inc.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposals, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposals, your shares will be voted “FOR” the Proposals.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Joint Annual Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1	To elect four Class III Directors:
1a. Martha C. Goss
1b. Franklyn E. Smith
1c. James G. Stavridis
1d. Joseph V. Amato

2	To elect one Class II Director:
2a. Ami Kaplan

3	To consider and act upon any other business that may properly come before the Meeting or before any adjournments or postponements thereof.

THANK YOU FOR VOTING